UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2019

VERIZON OWNER TRUST 2018-A
(Exact name of Issuing Entity as specified in its charter) Commission File Number: 333-224598-01 Central Index Key: 0001754377

VERIZON ABS LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001737286

Delaware	333-224598	22-3372889
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2018, Verizon Owner Trust 2018-A (the “Trust”) filed a Current Report on Form 8-K which included executed copies of the Originator Receivables Transfer Agreement, the Master Trust Receivables Transfer Agreement, the Transfer and Servicing Agreement and the Parent Support Agreement executed in connection with the issuance of the notes by the Trust.

On May 20, 2019, the Transfer and Servicing Agreement, the Originator Receivables Transfer Agreement, the Master Trust Receivables Transfer Agreement and the Parent Support Agreement were amended to (i) permit the inclusion of device payment plan agreements secured by the related wireless device as Receivables (as defined in the Transfer and Servicing Agreement) and (ii) require the related originator or Cellco Partnership, as servicer (the “Servicer”) (with respect to Receivables transferred by the Verizon DPPA Master Trust) to reacquire or acquire, as applicable, any Receivable that is secured by the related wireless device and is not a Written-off Receivable (as defined in the Transfer and Servicing Agreement) for which (A) the related obligor has entered into a bankruptcy proceeding and (B) the Servicer has accepted the surrender of the related wireless device in satisfaction of the Receivable.

In connection with the foregoing, Omnibus Amendment No. 1 to the Transfer and Servicing Agreement, the Originator Receivables Transfer Agreement, the Master Trust Receivables Transfer Agreement and the Parent Support Agreement, dated as of May 20, 2019, among the Trust, Verizon DPPA Master Trust, Cellco Partnership d/b/a Verizon Wireless, as servicer, marketing agent, custodian and administrator, Verizon ABS LLC, Verizon Communications Inc., the Originators, and U.S. Bank National Association, as indenture trustee, was executed and delivered by the parties thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1
Omnibus Amendment No. 1 to the Transfer and Servicing Agreement, the Originator Receivables Transfer Agreement, the Master Trust Receivables Transfer Agreement and the Parent Support Agreement, dated as of May 20, 2019, among the Trust, Verizon DPPA Master Trust, Cellco Partnership d/b/a Verizon Wireless, as servicer, marketing agent, custodian and administrator, Verizon ABS LLC, Verizon Communications Inc., the Originators, and U.S. Bank National Association, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS LLC

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer

Date: May 23, 2019